MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated November 7, 2014 to the Prospectus dated May 1, 2014, for the following Series and Classes of the Fund (the “Prospectus”):

Commodity Series

International Series – Class I and S

World Opportunities Series – Class A

High Yield Bond Series – Class I and S

Global Fixed Income Series – Class I and S

Core Bond Series

Core Plus Bond Series – Class I and S

Real Estate Series – Class I and S

Emerging Markets Series – Class I and S

Inflation Focus Equity Series

Dynamic Opportunities Series – Class I and S

Equity Income Series – Class I and S

Focused Opportunities Series – Class I and S

Diversified Tax Exempt Series

New York Tax Exempt Series

Ohio Tax Exempt Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective November 7, 2014, shares of the Real Estate Series and Equity Income Series are offered in a separate prospectus. Accordingly, effective November 7, 2014, shares of these Series are no longer offered in the Prospectus, and all references to these Series in the Prospectus are hereby deleted.

For information on the Real Estate Series and Equity Income Series, please contact the Fund at 1-800-466-3863 or at Manning & Napier Fund, Inc., PO Box 9845, Providence, RI 02940-8045.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MNSMX 11/07/2014